Acquisitions And Investment	12 Months Ended
Dec. 31, 2012
Acquisitions And Investment [Abstract]
Acquisitions And Investment

Note 16 - Acquisitions and Investment

A.           Investment in the Japanese Subsidiary

On January 1, 2011, the Company's share in Given Imaging K.K. ("GIKK") was 93% of the total issued and outstanding shares of GIKK.

In March 2012, the Company purchased all of the remaining shares held by the non-controlling shareholders in GIKK for a total consideration of $658. As a result of this share purchase the Company holds 100% of GIKK.

As to impairment of goodwill, see Note 17.

B.           Acquisition of GILA (formerly Sierra)

On April 1, 2010, as part of the Company's strategy of expanding its product offerings, the Company completed the acquisition of GILA, a leading provider of specialty diagnostic devices for the gastrointestinal tract (the "GILA Acquisition"). Under the terms governing the GILA Acquisition, on the closing date of the GILA Acquisition (the "GILA Closing Date"), the Company paid $34.8 million in cash for all of the issued and outstanding shares of GILA's common stock. Transaction costs in connection with the GILA Acquisition, in the amount of $936, were recorded as expenses in the Company's consolidated statement of income for the year ended December 31, 2010.

The Company accounted for the GILA Acquisition using the purchase method of accounting. The following table represents the final allocation of the purchase price of GILA:

$ in thousands
Current assets	$7,967
Property, plant and equipment	533
Other long-term assets	65
Identifiable intangible assets:
In-process research and development	5,306
Technological intellectual property (1)	7,562
Backlog	612
Business-related intellectual property (2)	3,711
Goodwill	20,523
Total assets acquired	46,279

Current liabilities	(4,761)
Deferred tax liability	(6,759)
Other non-current liabilities	(9)
Total liabilities assumed	(11,529)

Net assets acquired	$34,750

(1)           Amortized over a period of 8 years.
(2)           Amortized over periods ranging from 8 to 15 years.

F - 42

Given Imaging Ltd. and its Subsidiaries
Notes to the Consolidated Financial Statements
(In thousands)

Note 16 - Acquisitions and Investment (cont'd)

B.           Acquisition of GILA (cont'd)

The goodwill is attributable to the significant synergies expected to arise after the Company's acquisition of GILA.

The operations of GILA have been included in the consolidated financial statements of the Company from April 1, 2010.  The acquisition of GILA contributed revenues of $17.9 million and net loss of $716 to the Company for the period from April 1, 2010 to December 31, 2010.

Below are certain unaudited pro forma, combined statements of income data for the year ended December 31, 2010, presented as if the GILA Acquisition had occurred on January 1, 2009, after giving effect to: (a) purchase accounting adjustments, including the increase in amortization of identifiable intangible assets; and (b) estimated decrease in interest income due to the deduction of interest income on the Company's cash, cash equivalents and marketable securities used as cash consideration in the acquisition.  This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition actually taken place at the beginning of 2009, nor is it necessarily indicative of future results.

Year ended December 31
2010
$ in millions
(except earnings per share)
(unaudited)
Net sales	$162.5
Net income	$9.9
Net income attributable to shareholders*	$10.2
Earnings per share:
Basic	$0.34
Diluted	$0.33

*	Includes net amortization in the amount of approximately $766 and decrease in interest income of approximately $88. In addition, transaction costs of $936 were eliminated.

C.           Marketing Subsidiary in Brazil

In January 2012, the Company paid $390 in a combination of cash and cancellation of a credit line in connection with setting up a sales and marketing subsidiary in Brazil. Under the terms of the agreement, the Company paid additional $210 in January 2013.  The Company may be obligated to pay up to an additional $390 if certain conditions and performance milestones are achieved between January 2014 and December 31, 2015.

F - 43

Given Imaging Ltd. and its Subsidiaries
Notes to the Consolidated Financial Statements
(In thousands)

Note 16 - Acquisitions and Investment (cont'd)

D.           Acquisition of SmartPill Corporation

In October 2012, as part of the Company's strategy of expanding its product offerings, the Company acquired from the SmartPill Corporation, a U.S. based-company, the assets related to the SmartPill® GI Monitoring Systems for $6 million. The purchase agreement also includes an earn-out component, based on sales of the SmartPill product between 2013 and 2016.

The fair value of the contingent consideration arrangement of $1,038 was estimated based on future earn-out payments discounted to the valuation date using the weighted average cost of capital of 15.2%. That measure is based on significant inputs that are not observable in the market, which ASC Section 820-10-35 refers to as Level 3 inputs. Key assumptions include management's estimation about future sales. As of December 31, 2012, only the time-factor had affected the remaining contingent consideration; the range of outcomes and the assumptions used to develop the estimates had not changed.

The Company accounted for the transaction as a business combination. The following table represents the final allocation of the purchase price:

$ in thousands
Current assets	$595
Property, plant and equipment	183

Identifiable intangible assets:
In-process research and development
Technological intellectual property (1)	3,105

Business-related intellectual property (2)	302
Goodwill(3)	2,853
Total assets acquired	7,038

Current liabilities
Deferred tax liability
Other non-current liabilities	(1,038)
Total liabilities assumed	(1,038)

Net assets acquired	$6,000

(1)	Amortized over a period of 15 years.
(2)	Amortized over a period of 7 years.
(3)
The goodwill arising from the acquisition represents, inter alia, the synergies between the technology acquired and the Company's existing operational, R&D and sales and marketing infrastructure. The goodwill recognized is expected to be deductible for income tax purposes.

In the fourth quarter of 2012 Company recorded revenues of $594 related to SmartPill.

Pro-forma financial statements for SmartPill acquisition have not been furnished as they are immaterial to the understanding of future operations.